================================================================================

                        THE THERMO OPPORTUNITY FUND, INC.

                             THERMO OPPORTUNITY FUND


                               SEMI-ANNUAL REPORT
                                  May 31, 2000
                                   (Unaudited)


          INVESTMENT ADVISER                         ADMINISTRATOR
          ------------------                         -------------
     BRUNDAGE, STORY AND ROSE, LLC           INTEGRATED FUND SERVICES, INC.
             One Broadway                            P.O. Box 5354
       New York, New York 10004               Cincinnati, Ohio 45201-5354

================================================================================

                        THE THERMO OPPORTUNITY FUND, INC.

                       STATEMENT OF ASSETS AND LIABILITIES

                                  May 31, 2000
                                   (Unaudited)
--------------------------------------------------------------------------------

ASSETS
   Investment securities, at market value (Cost $20,884,843)       $ 20,948,085
   Interest receivable                                                    2,393
                                                                   ------------
      TOTAL ASSETS                                                   20,950,478
                                                                   ------------

LIABILITIES
   Bank overdraft                                                             6
   Payable for securities purchased                                     323,053
   Payable to affiliates (Note 3)                                        19,029
   Other accrued expenses and liabilities                                69,325
                                                                   ------------
      TOTAL LIABILITIES                                                 411,413
                                                                   ------------

NET ASSETS                                                         $ 20,539,065
                                                                   ============

NET ASSETS CONSIST OF:

Common stock - par value $0.001 per share
   Authorized 16,000,000 shares, Outstanding 1,588,217 shares      $      1,588
Additional paid-in capital                                           21,712,868
Undistributed net investment loss                                      (138,212)
Accumulated net realized losses from security transactions           (1,100,421)
Net unrealized appreciation on investments                               63,242
                                                                   ------------
NET ASSETS                                                         $ 20,539,065
                                                                   ============

Net asset value per share (Note 1)                                 $      12.93
                                                                   ============

See accompanying notes to financial statements.

                        THE THERMO OPPPRTUNITY FUND, INC.

                             STATEMENT OF OPERATIONS

                      FOR THE SIX MONTHS ENDED MAY 31, 2000
                                   (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest                                                         $   192,670
   Dividends                                                                  6
                                                                    -----------
      TOTAL INVESTMENT INCOME                                           192,676
                                                                    -----------

EXPENSES
   Investment advisory fees (Note 3)                                     78,635
   Amoritization of organization expenses (Note 1)                       62,744
   Insurance expense                                                     43,076
   Directors' fees and expenses                                          35,519
   Administrative service fees (Note 3)                                  30,000
   Transfer agent fees                                                   19,446
   Exchange listing fees                                                 14,655
   Legal fees                                                             9,952
   Reports to shareholders                                                9,784
   Audit fees                                                             8,619
   Custodian fees                                                         4,457
   Postage and supplies                                                   1,196
   Other expenses                                                        12,805
                                                                    -----------
      TOTAL EXPENSES                                                    330,888
                                                                    -----------

NET INVESTMENT LOSS                                                    (138,212)
                                                                    -----------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
   Net realized gains from security transactions                      1,357,747
   Net change in unrealized appreciation/depreciation
      on investments                                                  5,672,316
                                                                    -----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                      7,030,063
                                                                    -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $ 6,891,851
                                                                    ===========

See accompanying notes to financial statements.

                        THE THERMO OPPORTUNITY FUND, INC.

                       STATEMENTS OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------------------------
                                                                        Six-Months         Year
                                                                          Ended            Ended
                                                                       May 31, 2000     November 30,
                                                                        (Unaudited)        1999
----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment loss                                                 $   (138,212)   $   (202,779)
   Net realized gains from security transactions                          1,357,747        (273,246)
   Net change in unrealized appreciation/depreciation on investments      5,672,316         522,148
                                                                       ------------    ------------
Net increase in net assets from operations                                6,891,851          46,123
                                                                       ------------    ------------


FROM COMMON STOCK TRANSACTIONS:
   Payments for the repurchase of common stock (Note 4)                  (2,098,721)        (35,544)
                                                                       ------------    ------------


NET INCREASE  IN NET ASSETS                                               4,793,130          10,579


NET ASSETS:
   Beginning of period                                                   15,745,934      15,735,355
                                                                       ------------    ------------
   End of period                                                       $ 20,539,065    $ 15,745,934
                                                                       ============    ============

See accompanying notes to financial statements.

                        THE THERMO OPPORTUNITY FUND, INC.

                              FINANCIAL HIGHLIGHTS

          PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                                 Ended         Year          Year          Year        Period
                                                                May 31,       Ended         Ended         Ended         Ended
                                                                 2000      November 30,  November 30,  November 30,  November 30,
                                                              (Unaudited)      1999          1998          1997        1996 (A)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                         $   8.97      $   8.94      $  12.02      $  13.66      $  14.10

Income (loss) from investment operations:
   Net investment income (loss)                                   (0.09)        (0.12)        (0.19)        (0.17)         0.07
   Net realized and unrealized gains (losses) on investments       4.05          0.15         (2.89)        (1.41)        (0.42)
                                                               --------      --------      --------      --------      --------
Total from investment operations                                   3.96          0.03         (3.08)        (1.58)        (0.35)
                                                               --------      --------      --------      --------      --------

Less distributions:
   Dividends from net investment income                              --            --            --         (0.06)           --
                                                               --------      --------      --------      --------      --------

Effect of initial public offering costs                              --            --            --            --         (0.09)
                                                               --------      --------      --------      --------      --------

Net asset value at end of period                               $  12.93      $   8.97      $   8.94      $  12.02      $  13.66
                                                               ========      ========      ========      ========      ========

Market value at end of period                                  $  12.56      $   7.44      $   7.25      $   9.50      $  13.75
                                                               ========      ========      ========      ========      ========

Total investment return based on net asset value                  44.15%         0.34%       (25.62%)      (11.59%)       (3.12%)
                                                               ========      ========      ========      ========      ========

Total investment return based on market value                     68.82%         2.59%       (23.68%)      (30.56%)       (2.48%)
                                                               ========      ========      ========      ========      ========

Net assets at end of the period (000's)                        $ 20,539      $ 15,746      $ 15,735      $ 21,158      $ 24,048
                                                               ========      ========      ========      ========      ========

Ratio of net expenses to average net assets (B)                    3.33%(C)      2.00%         1.78%         1.66%         1.53%(C)

Ratio of net investment income (loss) to average net assets       (1.39%)(C)    (1.27%)       (1.66%)       (1.33%)        1.62%(C)

Portfolio turnover rate                                             111%(C)        56%           37%           47%           12%(C)

(A) Represents the period from the initial public offering of shares (August 6, 1996) through November 30, 1996. No income was earned or expenses incurred from the commencement of operations through the date of initial public offering.

(B) Absent fee waivers, the ratio of expenses to average net assets would have been 2.24%, 1.81%, and 1.56% (C) for the periods ended November 30, 1999, 1998, 1997, and 1996, respectively (Note 3).

(C)  Annualized.

See accompanying notes to financial statements.

THE THERMO OPPORTUNITY FUND, INC.
PORTFOLIO OF INVESTMENTS
MAY 31, 2000 (Unaudited)
================================================================================
                                                                      MARKET
      SHARES   COMMON STOCKS - 30.9%                                   VALUE
--------------------------------------------------------------------------------
               BIO-MEDICAL PRODUCTS - 21.8%
     325,400   Thermedics, Inc.*                                   $  2,745,563
     163,200   Thermo Cardiosystems, Inc.*                            1,601,400
      68,400   Trex Medical Corp.*                                      128,250
                                                                   ------------
                                                                      4,475,213
                                                                   ------------

               ADVANCED TECHNOLOGIES - 7.6%
     156,100   ThermoTrex Corp.*                                      1,551,244
                                                                   ------------
               PRIVATE PLACEMENTS(A) - 0.8%
      50,000   Thermo Trilogy Corp.* (Environmental Services)           165,000
                                                                   ------------
               ALTERNATIVE ENERGY SYSTEMS - 0.7%
      87,700   KFX, Inc.*                                               153,475
                                                                   ------------

               TOTAL COMMON STOCKS (Cost $6,281,689)               $  6,344,932
                                                                   ------------

================================================================================
       FACE                                                           MARKET
      AMOUNT   REPURCHASE AGREEMENTS(B) - 71.1%                        VALUE
--------------------------------------------------------------------------------


$ 14,603,154   Fifth Third Bank, 5.90%, dated 5/31/00,
               due 6/01/00, repurchase proceeds $14,605,547
               (Cost $14,603,154)                                  $ 14,603,154
                                                                   ------------

               TOTAL INVESTMENT SECURITIES - 102.0%
               (Cost $20,884,843)                                  $ 20,948,086

               LIABILITIES IN EXCESS OF OTHER ASSETS - (2.0%)          (409,021)
                                                                   ------------

               NET ASSETS - 100.0%                                 $ 20,539,065
                                                                   ============

*    Non-income producing security.

(A) Valued at fair value as determined in good faith by the Adviser consistent with procedures approved by the Board of Directors.

(B)  Repurchase   agreements  are  fully   collateralized  by  U.S.   Government
     obligations.

See accompanying notes to financial statements.

                        THE THERMO OPPORTUNITY FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                            MAY 31, 2000 (Unaudited)

1.   SIGNIFICANT ACCOUNTING POLICIES
The Thermo Opportunity Fund, Inc. (the Fund) was organized under Maryland law on May 16, 1996 as a non-diversified, closed-end investment company. The Fund commenced operations on June 19, 1996, when Brundage, Story and Rose, LLC (the Adviser), purchased 6,667 shares at $15 per share to provide the Fund with its initial $100,000 of capital. The Fund commenced the public offering of shares on August 6, 1996. The Fund is listed on the American Stock Exchange with a symbol of "TMF."

The Fund's investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in securities issued by direct and indirect subsidiaries of Thermo Electron Corporation (Thermo Electron). The Fund may also invest in securities issued by companies not affiliated with Thermo Electron which either (i) engage in the same or related industries as Thermo Electron or one or more of its subsidiaries or (ii) practice a spin-out strategy similar to that practiced by Thermo Electron.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued weekly (each Friday) and on the last business day of each month as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Portfolio securities listed on stock exchanges and securities traded in the over-the-counter market are valued at the last sale price as of the close of business on the day the securities are being valued. Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at the closing bid price quoted by brokers that make markets in the securities. Corporate bonds are valued at their most recent bid price as obtained from one or more of the major market makers for such securities or are valued at an estimated fair value obtained from an independent pricing service based upon such factors as maturity, coupon, issuer and type of security. If market quotations are not readily available, securities will be valued at fair value as determined in good faith by the Adviser consistent with procedures approved by the Board of Directors.

Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian at the Federal Reserve Bank. At the time the Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will be equal to or exceed the face amount of the repurchase agreement. The Fund enters into repurchase agreements only with institutions deemed to be creditworthy by the Adviser, including banks having assets in excess of $10 billion and primary U.S. Government securities dealers.

Share valuation -- The net asset value of the Fund is calculated weekly (each Friday) and on the last business day of each month by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are accreted/amortized in accordance with income tax regulations.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid annually. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are accounted for on a specific identification basis.

Organization expenses -- Expenses of organization, net of certain expenses paid by the Adviser, have been capitalized and are being amortized on a straight-line basis over five years.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the fiscal year ended November 30) plus undistributed amounts from prior years.

As of May 31, 2000, net unrealized appreciation on investments was $63,242, based on a federal income tax cost basis of $20,884,843, of which $1,103,877, related to appreciated securities and $1,040,635, related to depreciated securities.

As of May 31, 2000, the Fund had capital loss carryforwards for federal income tax purposes of $2,188,029, none of which expire prior to November 30, 2007. These capital loss carryforwards may be utilized in the current and future years to offset net realized capital gains prior to distributing such gains to shareholders.

2.   INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $7,381,157 and $23,398,134, respectively, during the six-months ended May 31, 2000.

3.   TRANSACTIONS WITH AFFILIATES
Certain Directors and officers of the Fund are principals of the Adviser. Certain officers of the Fund are officers of Integrated Fund Services, Inc.
(IFS), the administrative services agent for the Fund.

ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. Under the Advisory Agreement, the Fund pays the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 0.80% of its average daily net assets.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of the Administrative Services Agreement between the Fund and IFS, IFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. IFS calculates the weekly and month end net asset value per share and maintains the financial books and records of the Fund, supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission, and materials for meetings of the Board of Directors. For the performance of these administrative services, IFS receives a monthly fee based on the Fund's average daily net assets, subject to a $5,000 monthly minimum.

4.   STOCK REPURCHASE PROGRAM
On April 20, 1999, the Board of Directors authorized the Fund to purchase, from time to time, up to 25% of its common stock in the open market. As of May 31, 2000, 172,200 shares had been repurchased under the stock repurchase program.

5.   FUND LIQUIDATION
On November 4, 1999, the Board of Directors approved a Plan of Liquidation and Dissolution of the Fund (the Plan), to become effective as soon as practicable as deemed by the Adviser. The Plan was ratified and confirmed on January 31, 2000 and subsequently approved by shareholders on April 11, 2000. The Plan called for the Fund's assets to be liquidated and distributed in a timely and efficient manner in order to realize maximum shareholder value. The Board of Directors authorized the Adviser to use its best judgment, with due regard to maximizing shareholder value, as to the exact timing of the liquidation.

On July 17, 2000, the Fund distributed substantially all of its net assets to shareholders of record as of that date. Accordingly, the Fund's common stock traded "ex-dividend" on July 18, 2000, and the American Stock Exchange suspended trading of the Fund's common stock immediately prior to the opening of the Exchange on that date.